LEASES (Schedule of Supplemental Balance Sheet Information Related to Leases) (Details) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Operating Leases
Operating lease right-of-use assets	$ 8,274	$ 8,732
Other current liabilities	3,219	2,511
Operating lease liabilities	5,008	5,311
Operating Lease, Liability, Total	$ 8,227	$ 7,822
Weighted Average Remaining Lease Term, Operating leases	2 years 10 months 6 days	3 years 3 months 18 days
Weighted Average Discount Rate, Operating leases	5.42%	5.24%